15.A) Custodian/Sub-custodian: THE HONGKONG AND SHANGHAI BANKING CORPORATION
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  INDIA     State:    Zip Code:  Zip Ext.:
   D) Foreign Country: INDIA      Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

15.A) Custodian/Sub-custodian:  SUMITOMO MITSUI BANKING CORPORATION
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: JAPAN     State:    Zip Code:  Zip Ext.:
   D) Foreign Country: JAPAN       Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

15.A) Custodian/Sub-custodian: DEUTSCHE BANK AG
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: REPUBLIC OF KOREA          State:    Zip Code:  Zip Ext.:
   D) Foreign Country: REPUBLIC OF KOREA         Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

15.A) Custodian/Sub-custodian:  DEUTSCHE BANK N.V.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  NETHERLANDS          State:    Zip Code:  Zip Ext.:
   D) Foreign Country: NETHERLANDS          Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

15.A) Custodian/Sub-custodian: HVB BANK SERBIA - MONTENEGRO A.D.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: SERBIA             State:    Zip Code:  Zip Ext.:
   D) Foreign Country: SERBIA             Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

15.A) Custodian/Sub-custodian: UNITED OVERSEAS BANK LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: SINGAPORE             State:    Zip Code:  Zip Ext.:
   D) Foreign Country: SINGAPORE          Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

15.A) Custodian/Sub-custodian: NEDCOR BANK LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: SOUTH AFRICA         State:    Zip Code:  Zip Ext.:
   D) Foreign Country: SOUTH AFRICA        Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

15.A) Custodian/Sub-custodian: CITIBANK PTY. LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: AUSTRALIA           State:    Zip Code:  Zip Ext.:
   D) Foreign Country: AUSTRALIA            Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X